UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [x]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[  ]  Preliminary  Proxy  Statement
[  ]  Confidential,  for  Use of the Commission Only (as permitted by Rule 14a-6
      (e)(2))
[X]  Definitive  Proxy  Statement
[  ]  Definitive  Additional  Materials
[  ]  Soliciting  Material  Pursuant  to  Rule  14a-12

                        ORBIT  INTERNATIONAL  CORP.
                         ---------------------------
     (Name  of  Registrant  as  Specified  in  Its  Charter)

                                      N/A
                                      ---
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[x]  No  fee  required.
[  ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

[  ]  Fee  previously  paid  with  the  preliminary  materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

                           ORBIT INTERNATIONAL CORP.
                              80  CABOT  COURT
                        HAUPPAUGE,  NEW  YORK  11788


                  NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS


To  the  Stockholders  of  Orbit  International  Corp.:

     The Annual Meeting of Stockholders of Orbit International Corp. (the "Company") will be held at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, at 10:00 a.m., Eastern Daylight Savings Time, on June 19, 2009, for the following purposes:

1.     To  elect  the  Board  of  Directors  for  the  ensuing  year.

2. To consider and act upon a proposal to adopt the Company's 2009 Independent Directors Incentive Stock Plan.

3. To ratify the appointment of McGladrey & Pullen, LLP as independent auditors and accountants for the Company for the fiscal year ending December 31, 2009.

4.     To  transact such other business as may properly come before the meeting.


     All stockholders are invited to attend the meeting. Stockholders of record at the close of business on May 13, 2009, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting. A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 80 Cabot Court, Hauppauge, New York 11788.

     Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the annual meeting and vote your shares in person.

     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


MARK  TUBLISKY
Secretary
Hauppauge,  New  York
May  14,  2009

                           ORBIT INTERNATIONAL CORP.
                                 80 CABOT COURT
                           HAUPPAUGE, NEW YORK 11788

                                 (631) 435-8300
                             ______________________

                                PROXY STATEMENT
                             ______________________

     The accompanying proxy is solicited by the Board of Directors of Orbit International Corp. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Daylight Savings Time, on June 19, 2009, at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, and any adjournment thereof. This proxy material is being mailed to stockholders commencing on or about May 14, 2009.

                           VOTING SECURITIES; PROXIES

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

     One-third of the outstanding shares of the Company's common stock, par value $.10 per share (the "Common Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. In all matters other than the election of directors, the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for adoption of such matters.

     The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not affect the outcome of the election of directors or the ratification of the appointment of the independent auditors, or the adoption of the 2009 Independent Directors Incentive Stock Plan. With respect to all other matters, if any, to be voted on by stockholders at the Annual Meeting, abstentions will have the same effect as "no" votes, and broker non-votes will have no effect on the outcome of the vote.

     All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board's nominees for director, FOR adoption of the 2009 Independent Directors Incentive Stock Plan, FOR the ratification of the appointment of McGladrey & Pullen, LLP and in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

     At the close of business on May 13, 2009, there were 4,594,312 shares of Common Stock outstanding and eligible for voting at the Annual Meeting. The number of shares outstanding does not reflect any share repurchases from April 29, 2009 through May 13, 2009. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting. Only stockholders of record at the close of business on May 13, 2009, are entitled to notice of, and to vote at, the Annual Meeting.

REVOCABILITY OF PROXY

A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions, or by appearing at the Annual Meeting and taking appropriate steps to vote in person.

NO  DISSENTER'S  RIGHTS

     Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to Proposal 2.

     PROPOSAL  1

     ELECTION  OF  DIRECTORS

The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is elected and qualified. The specific number of directors is set by a resolution adopted by a majority of the entire Board of Directors. The maximum number of directors is currently fixed at eight, and the number of directors is currently seven. The Company has nominated seven persons consisting of Dennis Sunshine, Bruce Reissman, Mitchell Binder, Bernard Karcinell, Lee Feinberg, Sohail Malad and Fredric Gruder, each a current Director, for re-election to the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     The persons named in the accompanying proxy intend to vote for the election of the nominees listed herein as directors. Each nominee has consented to serve if elected. The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

     The following table sets forth certain information with respect to the nominees and executive officers of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to the section of this Proxy entitled, "Security Ownership of Certain Beneficial Owners and Management," for information pertaining to stock ownership by the nominees and executive officers of the Company.

Name of Nominee         Age       Independent     Position
---------------         ---       -----------     --------

Dennis Sunshine          62           No          President, Chief Executive
                                                  Officer and Director

Bruce Reissman           59           No          Executive Vice President,
                                                  Chief Operating Officer
                                                  and Director

Mitchell Binder          53           No          Executive Vice President,
                                                  Chief Financial Officer
                                                  and Director

Mark Tublisky            70           No          Secretary (President,
                                                  Behlman Electronics, Inc.)

David Gutman             57           No          President and Chief Operating
                                                  Officer of Tulip Development
                                                  Laboratory, Inc.

Kenneth J. Ice           47           No          President and Chief Operating
                                                  Officer of Integrated Combat
                                                  Systems

David Goldman            39           No          Treasurer and Controller

Bernard Karcinell        70          Yes          Director

Lee Feinberg             62          Yes          Director

Sohail Malad             34          Yes          Director

Fredric Gruder           63          Yes          Director

BIOGRAPHICAL  INFORMATION

     Dennis Sunshine has been President and Chief Executive Officer of the Company since March 1995 and a director of the Company since 1988. Mr. Sunshine has held various positions with the Company since 1976, including Secretary and Vice President of Operations from April 1988 to March 1995 and Director of Operations from June 1983 to April 1988.

     Bruce Reissman has been Executive Vice President and Chief Operating Officer of the Company since March 1995 and a director of the Company since 1992. Mr. Reissman has held various positions with the Company since 1975, including Vice President-Marketing from April 1988 to March 1995 and Director of Sales and Marketing from 1976 to April 1988.

     Mitchell Binder has been Executive Vice President of the Company since 2006, Vice President-Finance from 1986 to 2006 and its Chief Financial Officer since 1983. He has been a director of the Company since 1985. Mr. Binder has held various positions with the Company since 1983, including Treasurer and Assistant Secretary from 1983 to March 1995.

Mark Tublisky has been Secretary of the Company since March 2003 and has been President of Behlman Electronics, Inc. since its acquisition by the Company from Astrosystems, Inc. in 1996. Mr. Tublisky held various positions at Astrosystems, Inc. from 1969 to 1996, including General Manager of its Automatic Test Division and then as General Manager of the Behlman Division.

David Gutman has been President and Chief Operating Officer of Tulip Development Laboratory, Inc. ("Tulip") and TDL Manufacturing, Inc. since August 2008. Prior thereto, he was Vice President, Operations and Business Development for Aydin Displays from 2000 to 2007.

Kenneth  J.  Ice  has  been  President and Chief Operating Officer of Integrated
Consulting Services, Inc. d/b/a Integrated Combat Systems ("ICS") since its acquisition by the Company on December 31, 2007. Prior thereto, he had been Chief Executive Officer of ICS since 1995.

David Goldman has been Treasurer of the Company since June 2004 and Controller since April 2003. Prior thereto, he was Assistant Controller of Frequency
Electronics, Inc., a commercial and defense electronics supplier, from April 1999 until April 2003 and Accounting Supervisor from May 1995 to April 1999.

     Bernard Karcinell has been a director of the Company since 2000. Mr. Karcinell is a certified public accountant licensed in Florida since 1989. He also performs financial advisory services to several individuals and corporations. Prior thereto, he was a Partner at KPMG LLP and former President and CEO of Designcraft Jewel Industries and CCR Video Corp.

     Lee Feinberg has been a director of the Company since February 2004. Mr. Feinberg is recently retired (November 2008) as a Managing Director of UBS Financial Services Inc. and had functional responsibility as the Head of Corporate Employee Financial Services. Mr. Feinberg had been with UBS Financial Services, formerly PaineWebber, since 1987.

     Sohail Malad has been a director of the Company since July 2007. He currently serves as a partner for Karla Enterprises, LLC an investment and development firm. From 2006 through 2008, Mr. Malad was founder and partner of Monarch Activist Partners LP ("Monarch") based in San Diego, CA, which owned in excess of 5% of the outstanding shares of the Company. From 2004 through 2006, Mr. Malad was a consultant with the Los Angeles office of the Boston Consulting Group.

Fredric Gruder has been a director of the Company since March 2008. Mr. Gruder, an attorney at law, has been a sole practitioner since December 2001. He specializes in mergers and acquisitions and corporate/securities law. He is a graduate of Yale Law School and from July 1998 through July 2006, served on the Board of Directors of Harvey Electronics, Inc., a specialty retailer and custom installer of high quality audio/video consumer electronics and home theater products.

There are no family relationships among any of the directors or executive officers of the Company except that Bruce Reissman and Dennis Sunshine are brothers-in-law. The Company's executive officers serve in such capacity at the pleasure of the Board.

STOCKHOLDER  VOTE  REQUIRED

     Election of each director requires a plurality of the votes of the shares of Common Stock present in person or requested by proxy at the meeting and entitled to vote on the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS NAMED ABOVE.

INFORMATION  ABOUT  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES  OF  THE  BOARD

     The Board of Directors (the "Board") held ten (10) meetings and conducted other business by unanimous written consent during the fiscal year ended December 31, 2008. All directors attended at least 75% of the meetings held by the Board and by all committees of the Board. Pursuant to the terms of the Company's acquisition of Integrated Combat Systems, Kenneth J. Ice, ICS's President and Chief Operating Officer, is entitled to attend all Board meetings.


The Company's 2008 annual meeting was attended by six of the Company's seven directors. Attendance at the Company's annual meetings is strongly encouraged, however, is not mandatory.

Stockholders may contact the Board by mail addressed to the entire Board, or to one or more individual directors, at 80 Cabot Court, Hauppauge, New York 11788,
Attn: Secretary. All communications directed to the Board or individual directors in this manner will be relayed to the intended recipients.

     The Board has established an audit committee, nominating and corporate governance committee, and a compensation committee to assist it in the discharge of its responsibilities. The principal responsibilities of each committee and the members of each committee are described in the succeeding paragraphs. Actions taken by any committee of the Board are reported to the Board.

Audit  Committee

     The Audit Committee of the Board currently consists of Bernard Karcinell, Lee Feinberg, Sohail Malad and Fredric Gruder, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Board has determined that Bernard Karcinell is an "audit committee financial expert" as defined by the laws of the Securities and Exchange Commission ("SEC"). The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2008. Each year it recommends the appointment of a firm of independent public accountants to examine the financial statements of the Company and its subsidiaries for the coming year. In making this recommendation, it reviews the nature of audit services rendered, or to be rendered, to the Company and its subsidiaries. The Audit Committee reviews with representatives of the independent public accountants the auditing arrangements and scope of the independent public accountants' examination of the financial statements, results of those audits, their fees and any problems identified by the independent public accountants regarding internal accounting controls, together with their recommendations. It also meets with the Company's Chief Financial Officer and Controller to review reports on the functioning of the Company's programs for compliance with its policies and procedures regarding ethics and those regarding financial controls. The Audit Committee is also prepared to meet at any time upon request of the independent public accountants or the Controller to review any special situation arising in relation to any of the foregoing subjects. Pursuant to the rules mandated by the SEC and the Nasdaq listing standards, as amended, the Board has adopted an Audit Committee Charter which sets forth the composition of the Audit Committee, the qualifications of Audit Committee members and the responsibilities and duties of the Audit Committee. A current copy of the Company's Audit Committee Charter accompanies this proxy statement as Appendix A hereto.

Nominating  and  Corporate  Governance  Committee

The Nominating and Corporate Governance Committee was formed in March 2003, held one (1) meeting during the fiscal year ended December 31, 2008 and currently consists of Lee Feinberg, Bernard Karcinell, Sohail Malad and Fredric Gruder, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Committee evaluates the appropriate size of the Board, recommends a change in the composition of members of the Board to reflect the needs of the business, interviews prospective candidates and formally proposes the slate of directors to be elected at each Annual Meeting of Stockholders. A current copy of the Nominating and Corporate Governance Committee's charter accompanies the Company's proxy statement filed on April 28, 2004 as Appendix A thereto.

Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

     -     Broad experience; diversity,
     -     Wisdom and integrity,
     -     Judgment and skill,
     -     Understanding of the Company's business environment,
     - Experience with businesses and other organizations of comparable size,
     -     Ability to make independent analytical inquiries,
     - The interplay of the candidate's experience with the experience of other Board members,
     - The extent to which the candidate would be a desirable addition to the Board and any committees of the Board, and
     -     Willingness  to  devote  adequate  time  to  the  Board.

The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate's name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788. A written statement from the candidate consenting to being named as a candidate and, if nominated and elected, to serve as a director, must accompany any stockholder recommendation. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

Compensation  Committee

     The Compensation Committee of the Board currently consists of Fredric Gruder, Bernard Karcinell and Sohail Malad, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Compensation Committee held three (3) formal meetings and met from time to time on an informal basis during the fiscal year ended December 31, 2008. The Committee makes recommendations to the Board as to the salaries of the President, sets the salaries of the other elected officers and reviews salaries of certain other senior executives. It grants incentive compensation to elected officers and other senior executives and reviews guidelines for the administration of the Company's incentive programs. The Compensation Committee also reviews and approves or makes recommendations to the Board on any proposed plan or program which would benefit primarily the senior executive group. The Compensation Committee also reviews and approves financial measures and targets for annual incentive plans under employment agreements for the three senior executive officers of the Company entered into in January 2008. During 2006 and 2007, the Compensation Committee utilized the services of a compensation consultant in the process of creating new employment contracts for the three executive officers.

Policies And Procedures Regarding Related Party Transactions

     The Company has established conflict of interest policies, to which all directors, executive officers and key employees are subject. They are required to disclose to the Company's Chief Compliance Officer in writing each outside relationship, activity and interest that creates a potential conflict of interest. All directors, executive officers and other key employees are required to disclose in writing each year whether they are personally in compliance with such policy. In addition each director and executive officer is required to complete an annual questionnaire which calls for disclosure of any transactions in which the Company is or is to be a participant, on the one hand, and in which such director or executive officer or any member of his family has a direct or indirect material interest, on the other. The Board of Directors is of the opinion that these procedures are sufficient to allow for the review, approval or ratification of any transactions with related persons that would be required to be disclosed under applicable SEC rules.

Complaint Procedure; Communications with Directors

The Sarbanes-Oxley Act of 2002 requires companies to maintain procedures to receive, retain and respond to complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place. Any employee of the Company may report concerns regarding these matters in the manner specified in the Company's Whistle Blower Policy which is posted at the Company's Hauppauge facility. A printed copy of the Company's Whistle Blower Policy will be provided to any shareholder upon request to the Company at 80 Cabot Court, Hauppauge, New York 11788, or by telephone
(631)  435-8300.

                         REPORT OF THE AUDIT COMMITTEE

     Management has the primary responsibility for the integrity of the Company's financial information and the financial reporting process, including the system of internal control over financial reporting. McGladrey & Pullen, LLP ("M&P"), the Company's independent registered public accounting firm, is responsible for conducting an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the financial statements based upon the audit. The Audit Committee is responsible for overseeing the conduct of these activities by management and M&P.


     As part of its oversight responsibility, the Audit Committee has reviewed and discussed the audited financial statements and the adequacy of financial controls with management and M&P. The Audit Committee also has discussed with M&P the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from M&P required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communication and has discussed with M&P their firm's independence.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.


Members of the Audit Committee

BERNARD KARCINELL
LEE FEINBERG
SOHAIL MALAD
FREDRIC GRUDER

     THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

EXECUTIVE COMPENSATION

SUMMARY  COMPENSATION  TABLE

The following table sets forth, with respect to the Company's fiscal years ended December 31, 2008, December 31, 2007, and December 31, 2006, all compensation earned by each person who is required to be listed pursuant to Item 402(m)(2) of Regulation S-K.



                                                                                            NON-EQUITY
NAME AND                                                       STOCK            OPTION    INCENTIVE PLAN   ALL OTHER
PRINCIPAL POSITION                                  BONUS($)   AWARDS            AWARDS      COMPENSATION   COMPENSATION   TOTAL
                            YEAR        SALARY ($)             ($)(1)(2)(3)        ($)         ($)(4)         ($)(5)       ($)
--------------------        ----------  ----------  -------   ---------------  ----------  -------------  -------------  --------
Dennis Sunshine                   2008     449,000         0          91,667            0       117,863        112,795    771,325
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
President and Chief               2007     423,000         0          50,000            0        95,400         78,526    646,926
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Executive Officer                 2006     413,000         0          50,000            0        87,000         74,500    624,500
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------


Bruce Reissman                    2008     389,300         0          62,500            0           0           33,797    485,597
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Executive Vice President,         2007     412,000         0          54,405(3)         0        95,400         33,125    594,930
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Chief Operating Officer           2006     402,000         0          76,000(3)         0        87,000         33,144    598,144
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------


Mitchell Binder                   2008     300,600         0          57,500            0        33,818         34,879    426,797
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Executive Vice President,         2007     318,000         0          50,000            0        47,700         31,269    446,969
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Chief Financial Officer           2006     310,000         0          50,000            0        43,000         30,191    433,191
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------


Mark Tublisky                     2008     197,400         0            5,222           0        36,184         14,814    253,620
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Secretary (President,             2007     190,000         0               0            0        28,300         13,611    231,911
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Behlman Electronics, Inc.)        2006     174,000         0               0            0        23,000         12,879    209,879
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------


Kenneth J. Ice(6)                 2008     180,000         0               0            0        18,975          8,850    207,825
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
President, Integrated             2007           0         0               0            0             0              0          0
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------
Combat Systems                    2006           0         0               0            0             0              0          0
--------------------------  ----------  ----------  --------  ---------------  ----------  -------------  -------------  --------




(1) In October 2004, each of Messrs. Sunshine, Reissman and Binder received 93,750 shares of Common Stock, valued at $5.32 per share, the fair market value of the stock on the date of grant. The shares were awarded as a retention award to remain with the Company for ten years. The shares are held in escrow, subject to forfeiture and vest over ten years. The shares vest provided each officer is still employed, and are subject to acceleration for death or a change of control (as defined in the Stock Escrow Agreement), as follows: (i) 28,125 shares, which vested at October 13, 2007 and (ii) 9,375 shares, which vest each year for the years October 13, 2008 through October 13, 2014.

(2) In June 2008, Messrs Sunshine, Reissman and Binder received 17,605, 5,281, and 2,112, respectively, of Common Stock, valued at $7.10 per share, pursuant to a Long Term Incentive Plan ("LTIP"). The shares vest ratably each December 31 over a three year period for Sunshine and Reissman and over a two year period for Binder, provided each officer is still employed, and are subject to acceleration for death or change in control.

(3) In February 2004, Mr. Reissman received 12,500 shares of Common Stock, valued at $6.42 per share, the fair market value of the stock on the date of grant. The shares vested, as follows: (i) 4,167 shares at February 24, 2005 and 2006 and (ii) 4,166 shares at February 24, 2007.

(4) Non-Equity Incentive Plan Compensation consists of the accrued incentive bonus on pre-tax income as defined in each executive's employment agreement.

(5)     See the "All Other Compensation Table" below for additional information.

(6) Mr. Ice commenced employment as of January 1, 2008 pursuant to the acquisition of Integrated Combat Systems, effective December 31, 2007.




ALL  OTHER  COMPENSATION  TABLE

The following table describes each component of the "All Other Compensation" in the Summary Compensation Table set forth above.





                                              LIFE                   LONG TERM    LONG TERM   MEDICAL    COUNTRY
                               401(K) PLAN    INSURANCE  CAR LEASE/  DISABILITY   CARE        REIMB       CLUB
NAME OF EXECUTIVE              CONTRIBUTIONS  PREMIUMS   CAR USAGE   PREMIUM      PREMIUM     PLAN        DUES        TOTAL
----------------             --------------  --------   ---------    ----------  -----------  --------   --------    -----------
                     2008   $        4,600    $ 33,066  $    22,254  $     4,961  $    7,446  $  7,188    $33,280      $112,795
                     2007   $        4,400    $ 33,066  $    22,200  $     4,961  $    7,446  $  6,453        -         $78,526
D. Sunshine          2006   $        4,400    $ 33,066  $    17,979  $     4,961  $    7,446  $  6,648        -         $74,500
--------------------------  --------------  ------------------------  -----------  ----------- -------   ----------   ----------
                     2008   $        4,600    $  6,650  $    10,745  $     3,730  $    4,478  $  3,594        -         $33,797
                     2007   $        4,400    $  6,650  $    10,745  $     3,626  $    4,478  $  3,226        -         $33,125
B. Reissman          2006   $        4,400    $  6,650  $    10,744  $     3,523  $    4,478  $  3,349        -         $33,144
--------------------------  --------------  ------------------------  -----------  ----------- --------   ----------  ---------
                     2008   $        5,944    $  4,450  $    13,072  $     4,798  $    3,021  $  3,594        -         $34,879
                     2007   $        4,400    $  4,450  $    11,374  $     4,798  $    3,021  $  3,226        -         $31,269
M. Binder            2006   $        4,318    $  4,450  $    10,255  $     4,798  $    3,021  $  3,349        -         $30,191
--------------------------  --------------  ------------------------  -----------  ----------- --------   ---------- ----------
                     2008   $        4,020        -     $     7,200            -           -  $  3,594        -         $14,814
                     2007   $        3,185        -     $     7,200            -           -  $  3,226        -         $13,611
M. Tublisky          2006   $        2,330        -     $     7,200            -           -  $  3,349        -         $12,879
--------------------------  --------------  ------------------------  -----------  ----------- -------   ----------  ----------
                     2008   $        4,050        -     $     4,800            -           -       -          -         $8,850
                     2007   $          -          -             -              -           -       -          -            -
K. Ice               2006   $          -          -             -              -           -       -          -            -
--------------------------  --------------  ------------------------  -----------  ----------- -------   ----------  ----------

GRANTS OF PLAN-BASED AWARDS IN 2008

     None.

Employment  Agreements

On December 11, 2007, Orbit's Board of Directors (the "Board") authorized the Company to enter into employment agreements with its senior management, which went into effect on January 1, 2008. The full texts of the Employment Agreements are filed as Exhibits to the Company's Current Report on Form 8-K for December 11, 2007 and are incorporated herein by reference. The following discussion provides a summary of the material terms of the Employment Agreements, which discussion is qualified in its entirety by reference to the entire text of the Employment Agreements.

The  Sunshine  Employment  Agreement

     On December 14, 2007, the Company entered into an employment agreement with Dennis Sunshine, its Chief Executive Officer (the "Sunshine Employment Agreement"). The Sunshine Employment Agreement provides for an annual base salary of $449,000 ("Base Salary"). The term of the agreement is for three years commencing on January 1, 2008 (the "Term"). Mr. Sunshine is eligible to participate in an executive annual incentive plan ("AIP") that is approved by the Company's Compensation Committee. Pursuant to such AIP, for each year during the Term, Mr. Sunshine could receive up to 100% of his Base Salary, with an annual target incentive of 50% of Base Salary, based on the satisfaction of certain financial and strategic objectives approved by the Board each year during the Term. Mr. Sunshine shall also be eligible to participate in an executive long term incentive plan ("LTIP") that is approved by the Board under which Mr. Sunshine would be entitled to receive cash, shares or options (with a three year vesting schedule) to purchase the Company's stock with a value of $125,000 annually during the Term. In addition, Mr. Sunshine may be awarded an annual discretionary bonus ("Bonus") during the Term by the Company's Compensation Committee, at its sole discretion. Mr. Sunshine is entitled to receive other benefits under his employment agreement including reimbursement of country club fees and vehicle expenses. During the Term, the Company shall maintain life insurance on Mr. Sunshine in the amount of one million dollars.

     If the Company decides not to extend Mr. Sunshine's employment agreement beyond the Term, terminates Mr. Sunshine without Cause, or Mr. Sunshine resigns for Good Reason (as those terms are defined in his employment agreement), Mr. Sunshine shall be entitled to receive a severance amount equal to two years of his Base Salary and two years of his AIP, and all non-vested shares or options received under his LTIP shall accelerate and vest on the date of termination. In the event of a Change in Control (as that term is defined in his employment agreement), Mr. Sunshine shall be entitled to receive the maximum amount that can be paid to him without any portion thereof constituting an "excess parachute payment" as defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended (approximately three times his Base Salary) along with other benefits set forth in his employment agreement.

     Mr. Sunshine is entitled to participate in the Company's executive benefit programs and is subject to certain non-competition and non-solicitation provisions in his employment agreement, which extend for a period of three years following the termination of the Term of Mr. Sunshine's employment with the Company.

The  Binder  Employment  Agreement

     On December 14, 2007, the Company entered into an employment agreement with Mitchell Binder, its Chief Financial Officer and Executive Vice President - Finance (the "Binder Employment Agreement"). The Binder Employment Agreement is substantially similar to the Sunshine Employment Agreement. The following discussion provides a summary of the material terms of the Binder Employment Agreement, which discussion is qualified in its entirety by reference to the entire text of the Binder Employment Agreement.

     The Binder Employment Agreement provides for an annual base salary of $300,600 ("Base Salary"). The term of the agreement is for two years commencing on January 1, 2008 (the "Term"). Mr. Binder is eligible to participate in an executive annual incentive plan ("AIP") that is approved by the Company's Compensation Committee. Pursuant to such AIP, for each year during the Term, Mr. Binder could receive up to 37.5% of his Base Salary, with an annual target incentive of 25% of Base Salary, based on the satisfaction of certain financial and strategic objectives approved by the Board each year during the Term. Mr. Binder shall also be eligible to participate in an executive long term incentive plan ("LTIP") that is approved by the Board under which Mr. Binder would be entitled to receive cash, shares or options (with a two year vesting schedule) to purchase the Company's stock with a value of $15,000 annually during the Term. In addition, Mr. Binder may be awarded an annual discretionary bonus ("Bonus") during the Term by the Company's Compensation Committee, at its sole discretion. Mr. Binder is entitled to receive other benefits under his employment agreement including vehicle expenses. During the Term, the Company shall maintain life insurance on Mr. Binder in the amount of one million dollars.

     If the Company decides not to extend the agreement beyond the Term, terminates Mr. Binder without Cause, or Mr. Binder resigns for Good Reason (as those terms are defined in his employment agreement), Mr. Binder shall be entitled to receive a severance amount equal to two years of his Base Salary and two years of his AIP, and all non-vested shares or options received under his LTIP shall accelerate and vest on the date of termination. In the event of a Change in Control (as that term is defined in his employment agreement), Mr. Binder shall be entitled to receive the maximum amount that can be paid to him without any portion thereof constituting an "excess parachute payment" as defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended (approximately three times his Base Salary) along with other benefits set forth in his employment agreement.

     Mr. Binder is entitled to participate in the Company's executive benefit programs and is subject to certain non-competition and non-solicitation provisions in his employment agreement, which extend for a period of two years following the termination of the Term of Mr. Binder's employment with the Company.

The  Reissman  Employment  Agreement

     On December 14, 2007, the Company entered into an employment agreement with Bruce Reissman, the Chief Operating Officer and Executive Vice President (the "Reissman Employment Agreement"). The Reissman Employment Agreement is also substantially similar to the Sunshine Employment Agreement. The following discussion provides a summary of the material terms of the Reissman
Employment Agreement, which discussion is qualified in its entirety by reference to the entire text of the Reissman Employment Agreement.

     The Reissman Employment Agreement provides for an annual base salary of $389,300 ("Base Salary"). The term of the agreement is for three years commencing on January 1, 2008 (the "Term"). Mr. Reissman is eligible to participate in an executive annual incentive plan ("AIP") that is approved by the Company's Compensation Committee. Pursuant to such AIP, for each year during the Term, Mr. Reissman could receive up to 52.5% of his Base Salary, with an annual target incentive of 35% of Base Salary, based on the satisfaction of certain financial and strategic objectives approved by the Board each year during the Term. Mr. Reissman shall also be eligible to participate in an executive long term incentive plan ("LTIP") that is approved by the Board under which Mr. Reissman would be entitled to receive cash, shares or options (with a three year vesting schedule) to purchase the Company's stock with a value of $37,500 annually during the Term. In addition, Mr. Reissman may be awarded an annual discretionary bonus ("Bonus") during the Term by the Company's
Compensation Committee, at its sole discretion. Mr. Reissman is entitled to receive other benefits under his employment agreement including reimbursement of country club fees and vehicle expenses. During the Term, the Company shall maintain life insurance on Mr. Reissman in the amount of one million dollars.

     If the Company decides not to extend Mr. Reissman's employment agreement beyond the Term, terminates Mr. Reissman without Cause, or Mr. Reissman resigns for Good Reason (as those terms are defined in his employment agreement), Mr. Reissman shall be entitled to receive a severance amount equal to two years of his Base Salary and two years of his AIP, and all non-vested shares or options received under his LTIP shall accelerate and vest on the date of termination. In the event of a Change in Control (as that term is defined in his employment agreement), Mr. Reissman shall be entitled to receive the maximum amount that can be paid to him without any portion thereof constituting an "excess parachute payment" as defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended (approximately three times his Base Salary) along with other benefits set forth in his employment agreement.

     Mr. Reissman is entitled to participate in the Company's executive benefit programs and is subject to certain non-competition and non-solicitation provisions in his employment agreement, which extend for a period of three years following the termination of the Term of Mr. Reissman's employment with the Company.




     OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2008

The table on the following page summarizes, for each of the executive officers named in the Summary Compensation Table, grants of stock options and restricted stock outstanding at December 31, 2008. The market value of the stock awards is based on the closing market price of our stock on December 31, 2008 which was $1.77.



                                           OUTSTANDING EQUITY AWARDS AT YEAR-END

                                    OPTION AWARDS                                         STOCK AWARDS (A)(B)
                          -------------------------------------           -------------------------------------------------



                 Option                                 Option   Option     Stock       Number of   Market      Equity      Value of
                 Grant            #           #         Exercise Expiration Award       Shares      Value       Incentive   Unearned
                 Date       Exercisable  Unexercisable  Price    Date       Date        Not Vested  Not Vested  Plan Awards Shares
                 ---------  -----------  -------------  ------   ---------  ----------  ----------  -----------  ---------- ------

D. Sunshine      1/25/2001       70,313         -       $ 1.07   1/25/2011
                 7/29/2003       31,250         -       $ 4.51   7/29/2013
                 6/25/2004       31,250         -       $ 5.96   6/25/2014                                           -          -
                                                                            10/13/2004     56,250  $   100,000
                                                                             6/18/2008     11,736       21,000

B. Reissman      1/25/2001       66,563         -       $ 1.07   1/25/2011
                 7/29/2003       31,250         -       $ 4.51   7/29/2013
                 6/25/2004       31,250         -       $ 5.96   6/25/2014                                            -          -
                                                                            10/13/2004     56,250  $   100,000
                                                                             6/18/2008      3,438        6,000

M. Binder        3/27/2000      140,251(C)      -       $ 1.92   3/27/2010
                 1/25/2001       29,944         -       $ 1.07   1/25/2011
                 7/29/2003       31,250         -       $ 4.51   7/29/2013
                 6/25/2004       31,250         -       $ 5.96   6/25/2014
                                                                            10/13/2004     56,250  $   100,000        -          -
                                                                             6/18/2008      1,056        2,000

M. Tublisky      7/29/2003        8,438         -       $ 4.51   7/29/2013         -           -            -         -          -
                                                                             8/14/2008      3,250  $     6,000

K. Ice                               -          -         -           -            -           -            -         -          -



(A) In October 2004, each of Messrs. Sunshine, Reissman and Binder received 93,750 shares of Common Stock, valued at $5.32 per share, the fair market value of the stock on the date of grant. The shares were awarded as a retention award to remain with the Company for ten years. The shares are held in escrow, subject to forfeiture and vest over ten years. The shares vest provided each officer is still employed, and are subject to acceleration for death or a change of control (as defined in the Stock Escrow Agreement), as follows: (i) 28,125 shares, which vested at October 13, 2007 and (ii) 9,375 shares, which vest each year for the years October 13, 2008 through October 13, 2014.

(B) In June 2008, Messrs Sunshine, Reissman and Binder received 17,605, 5,281, and 2,112, respectively, of Common Stock, valued at $7.10 per share, pursuant to a Long Term Incentive Plan ("LTIP"). The shares vest ratably each December 31 over a three year period for Sunshine and Reissman and over a two year period for Binder, provided each officer is still employed, and are subject to acceleration for death or change in control.

(C) On February 13, 2009, 112,500 of Mr. Binder's stock options, scheduled to expire on March 27, 2010, were cancelled by the Compensation Committee. On the same date, the Compensation Committee granted to Mr. Binder 85,000 stock options at an exercise price of $2.00 per share expiring on February 12, 2015. The vesting schedule of the option is as follows: one-sixth vested on February 13, 2009 and one-sixth vests on February 13 of each year thereafter through 2014.

OPTION  EXERCISES  AND  STOCK  VESTED

This table provides information about any options that were exercised, or any stock that vested in 2008.

                            OPTION AWARDS                   STOCK AWARDS

                      # OF SHARES      VALUE       # OF SHARES         VALUE
                      ACQUIRED      REALIZED ON     ACQUIRED ON     REALIZED ON
  NAME OF EXECUTIVE   ON EXERCISE     EXERCISE        VESTING        VESTING
  -----------------   -----------     --------        -------       -----------
  D. Sunshine              -              -           15,244          $38,513

  B. Reissman              -              -           11,218          $31,357

  M. Binder                -              -           10,431          $29,994

  M. Tublisky               -            -              -                -

  K. Ice                    -            -              -                -


                           COMPENSATION OF DIRECTORS


     Directors of the Company who are not employed by the Company received director fees of $2,000 per quarter ($8,000 per annum). Employee directors are not compensated for services as a director. All directors are reimbursed for expenses incurred on behalf of the Company. In January 2009, The Board of Directors approved an increase of cash compensation to outside directors from $8,000 to $12,000 per annum and an annual grant of $3,000 worth of restricted stock that will vest over a two year period. The following table sets forth compensation paid to each non-employee director during 2008:

                                       Stock     Non-Equity  All
                Fees Earned or  Stock  Option    Incentive   Other
Name            Paid in Cash    Awards Awards(1) Plan Comp.  Compensation  Total
-----           ------------    ------ --------  ---------    -----        -----

Lee Feinberg         $8,000        -    $ 3,643        -        -        $11,643
Bernard Karcinell    $8,000        -    $ 3,643        -        -        $11,643
Sohail Malad         $8,000        -    $ 3,643        -        -        $11,643
Fredric Gruder       $4,578        -    $12,582        -        -        $17,160
Robert Mitzman (2)   $8,000        -    $ 3,643        -        -        $11,643
Arthur  Rhein (3)    $2,000        -    $   0          -        -        $ 2,000


(1) Pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors, non-employee directors are entitled to an initial grant of 2,064 shares upon first election or appointment to the Board and annual grants of options to purchase 1,250 shares of Common Stock. The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with SFAS 123R, which was equal to the grant date fair value of the options. Pursuant to a change to outside director compensation made in January 2009, outside directors will no longer receive stock options as part of annual compensation.

(2)     Resigned  December  31,  2008.

(3)     Resigned  January  31,  2008.


As of December 31, 2008, each person that served as a director during 2008 held the following outstanding options to purchase Common Stock:

                                                      Option           Option
                   Number  of  Securities          Exercise  Price     Grant
 Name           Underlying  Outstanding  Options        ($)             Date
-------         --------------------------------   --------------  -----------

Lee  Feinberg                2,604                     6.42          2/24/04
                             1,250                     5.96          6/25/04
                             1,250                     8.78          6/24/05
                             1,250                     7.11          6/23/06
                             1,250                     9.07          6/22/07
                             1,250                     7.10          6/18/08

Bernard  Karcinell           2,604                     2.04           8/7/00
                               520                     1.05          6/29/01
                               520                     3.01          6/28/02
                               520                     3.70          6/27/03
                             1,250                     5.96          6/25/04
                             1,250                     8.78          6/24/05
                             1,250                     7.11          6/23/06
                             1,250                     9.07          6/22/07
                             1,250                     7.10          6/18/08

Fredric Gruder               2,604                     8.50           3/5/08
                             1,250                     7.10          6/18/08

Sohail  Malad                2,604                     8.83           7/2/07
                             1,250                     7.10          6/18/08

Robert  Mitzman              2,604                     8.83           7/2/07
                             1,250                     7.10          6/18/08



     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, as well as compensation awarded pursuant to the Company's Plans (defined below).

     Messrs. Gruder, Karcinell and Malad served on the Compensation Committee during 2008, with Mr. Gruder serving as Chairman.



     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 10, 2009, certain information with respect to persons known by the Company to be the beneficial owners of more than 5% of the Common Stock.

                                                      Beneficial Ownership
                                                        of Common Stock

                                                  Number of     Percentage of
                                                   Shares         Class
                                                 ----------    --------------
Name and Address
----------------
Al Frank Asset Management, Inc. (1)                464,520          10.1%
32392 Coast Highway
Laguna Beach, CA 32651

Elkhorn Partners Limited Partnership (2)           569,186          12.4%
222 Skyline Drive
Elkhorn, NB 68022

Nicusa Capital Partners, LP (3)                    411,044           8.9%
17 State Street Suite 1650
New York, NY 10004


(1) Based on a Statement on Schedule 13G filed by Al Frank Asset Management, Inc. with the SEC on February 17, 2009.

(2) Based on Form 4 filed by Elkhorn Partners Limited Partnership with the SEC on April 6, 2009.

(3) Based on Schedule 13F-HR filed by Nicusa Capital Partners, LP with the SEC on February 13, 2009.


OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of April 13, 2009, information concerning the beneficial ownership of Common Stock by each director, each of the executive officers named in this proxy statement and all current directors and executive officers as a group. Under rules of the SEC, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Each person reflected in the table below has both sole voting and investment power with respect to the shares included in the table, except as described in the footnotes below.


                                                                      Shares Subject to                    Percent
                                          Number of Shares Owned        Exercisable                           of
Name of Beneficial Owner                  Directly or Indirectly          Options               Total       Class(8)
----------------------------------------  ---------------------     ---------------------      -------     -------

Dennis Sunshine, President
  and Chief Executive Officer (1) (2)                322,814              132,813              455,627      9.6%

Bruce Reissman, Executive Vice
  President, Chief Operating Officer (3)             375,200              129,063              504,263     10.7%

Mitchell Binder, Executive Vice
  President, Chief Financial Officer (4)             110,487              134,362(4)           244,849      5.2%

Mark Tublisky, Secretary (5)                           6,350                8,438               14,788       *

David Goldman, Treasurer (6)                           3,750                3,000                6,750       *

David Gutman, President, (7)
  Chief Operating Officer, Tulip
  Development Laboratory, Inc.                         2,500                  -                  2,500        *

Kenneth Ice, President,
  Chief Operating Officer
 Integrated Combat Systems                            95,746                  -                 95,746       2.1%

Lee Feinberg, Director                                 1,470                8,854               10,324        *

Bernard Karcinell, Director                            5,470               10,414               15,884        *

Sohail Malad, Director                                 1,470                3,854                5,324        *

Fredric Gruder, Director                               1,470                3,854                5,324        *

All officers and directors
  as a group (11 persons)                            926,727              434,652             1,361,379     27.0%
----------------------------------------


 *   Less than one percent

(1)     Includes 132,187 shares held by Mr. Sunshine's wife Francine Sunshine.
(2)     Includes 123,052 restricted shares subject to forfeiture.
(3)     Includes 75,960 restricted shares subject to forfeiture.
(4) Includes 63,913 restricted shares subject to forfeiture. Does not include options to purchase 70,833 shares of Common Stock not currently exercisable.
(5)     Includes 3,250 restricted shares subject to forfeiture.
(6)     Includes 2,750 restricted shares subject to forfeiture.
(7)     Includes 2,500 restricted shares subject to forfeiture.
(8) Based on 4,597,794 shares issued and outstanding as of May 13, 2009. Except as otherwise noted in the footnotes to this table, the named person owns directly and exercises sole voting and investment power over the shares listed as beneficially owned by such person. Includes any securities that such person has the right to acquire within sixty days pursuant to options, warrants, conversion privileges or other rights.


                                      -27-



                                   PROPOSAL 2

                2009 INDEPENDENT DIRECTORS INCENTIVE STOCK PLAN

        APPROVAL OF THE 2009 INDEPENDENT DIRECTORS INCENTIVE STOCK PLAN

     The Company's Board of Directors has unanimously recommended, and at the Annual Meeting the stockholders will be asked to approve, the adoption of the Orbit International Corp. 2009 Independent Directors Incentive Stock Plan (the "2009 Plan"). A description of the 2009 Plan appears below, and a copy of the 2009 Plan is attached to this Proxy as Appendix B.

     The purpose of the 2009 Plan is to afford an incentive to non-employee directors to acquire a proprietary interest in the Company and to attract and retain such persons. A total of 100,000 shares of Common Stock are authorized and have been reserved for issuance under the 2009 Plan. The 2009 Plan is intended to replace the Company's 1995 Stock Option Plan for Non-Employee Directors. Since most of the options to purchase the authorized shares under the prior plan have been granted and the prior plan is soon to expire, the 2009 Plan will operate to authorize and reserve additional shares of common stock for the grant of options and/or restricted stock awards to the Company's independent directors. The 2009 Plan provides for the granting of non-qualified stock options ("NQSO's") not intended to qualify under Section 422 of the Internal
Revenue Code of 1986, as amended. In addition, the 2009 Plan calls for the granting of stock appreciation rights ("SAR's") and restricted stock awards. (The SAR's, options and restricted stock are collectively referred to as "awards."). Non-qualified stock options may be granted to directors who not employees of the Company or any of its subsidiaries. Under the 2009 Plan, no options may be granted after March 5, 2019.

     The 2009 Plan shall be administered either by the full Board of Directors, or by the Stock Option Committee comprised of at least two directors who are employees of the Company and each of whom shall be a disinterested person under the 2009 Plan (either the full Board or the Committee is hereinafter referred to as the ("Stock Option Committee"). Subject to the terms of the 2009 Plan, the Stock Option Committee has full and final authority to (a) determine the persons to be granted awards, (b) determine the number of shares subject to each award, the consideration received for the grant of each award, and whether or not options, SAR's or restricted stock awards shall be granted, (c) determine the exercise price per share of the options, (which may not be less per share than 100% of the fair market value per share of the Common Stock on the date the option is granted), (d) determine the time or times when each option shall be granted and become exercisable and (e) make all other determinations under the 2009 Plan. In determining persons who are to receive awards and the number of shares to be covered by each award, the Stock Option Committee will consider the person's responsibilities, service, accomplishments, present and future value to the Company, the anticipated length of his or her future service, and other relevant factors. Members of the Stock Option Committee are not eligible to receive awards under the 2009 Plan.

     An optionee whose relationship with the Company or any related corporation ceases for any reason (other than termination for cause, death or total disability, as such terms are defined in the 2009 Plan) may exercise options in the twelve-month period following such cessation (unless such options terminate or expire sooner by their terms). Upon termination for cause, options expire immediately, and upon the death or total disability of an optionee during the term of employment or within a three-month period from termination (other than for cause), options may be exercised by a legatee or legatees of such optionee under such individual's last will and testament or by his or her personal representatives or distributees, at any time within 12 months after his or her death or total disability (unless such options terminate or expire sooner by their terms). Unexercised options granted under the 2009 Plan shall terminate upon a merger, reorganization or liquidation of the Company; however, immediately prior to such a transaction, optionees may exercise such options without regard to whether the vesting requirements and any other restrictions have been satisfied.

     There are four (4) individuals currently eligible to participate in the 2009 Plan, each of whom is a non-employee director. The closing price of our common stock on the Nasdaq Capital Market on April 16, 2009, was $2.91 per share.

On March 5, 2009, the three disinterested members of the Board of Directors unanimously awarded to each of the four independent directors of the Company, Bernard Karcinell, Lee Feinberg, Sohail Malad and Fredric Gruder 1,470 restricted shares of Common Stock. The shares had a value of $3,000 based on a price of $2.04 per share which was in excess of the then current fair market value. The shares will vest 50% after one year and 50% after two years.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE 2006 PLAN UNDER CURRENT LAW

     The Company has been advised by counsel that in general, under the Internal Revenue Code, as presently in effect a participant will not be deemed to recognize any income for Federal Income Tax purposes at the time an award is granted or made, nor will the Company be entitled to a tax deduction at that time. However, when any part of an option or SAR is exercised, when restrictions on restricted stock lapse, or when an unrestricted stock award is made, the federal income tax consequences may be summarized as follows:

1. In the case of an exercise of an NQSO, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the option price.

2. In the case of an exercise of an SAR, the participant will generally recognize ordinary income on the exercise date in an amount equal to any cash and the fair market value of any unrestricted shares received.

3. In the case of an exercise of an option or SAR payable in restricted stock, or in the case of an award of restricted stock, the immediate federal income tax effect for the participant will depend on the nature of the restrictions. Generally, the fair market value of the stock will not be taxable as ordinary income until the year in which the participant's interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the participant may elect to recognize income when the stock is received, rather than when the interest in the stock is received, the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the participant makes this election, the amount taxed to the participant as ordinary income is determined as of the date of receipt of the restricted stock.

4. Upon the exercise of an NQSO, the exercise of a SAR, the award of stock, or the recognition of income on restricted stock, the Company will generally be allowed an income tax deduction equal to the ordinary income recognized by a participant. When a cash payment is made pursuant to the award, the recipient will recognize the amount of the cash payment as ordinary income, and the Company will generally be entitled to a deduction in the same amount.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 2009 INDEPENDENT DIRECTORS INCENTIVE STOCK PLAN, WHICH IS DESIGNATED AS PROPOSAL 2 ON THE ENCLOSED PROXY CARD.




                                   PROPOSAL 3

                            INDEPENDENT ACCOUNTANTS

RATIFICATION  OF  APPOINTMENT  OF  AUDITORS

     The Board, upon the recommendation of the Audit Committee, has appointed McGladrey & Pullen, LLP ("M&P") as independent accountants for the Company to audit the books and accounts of the Company for the current fiscal year ending December 31, 2009.

     In October 2007, certain partners of Goldstein Golub Kessler LLP (GGK) became partners of M&P. As a consequence, GGK resigned as our auditors December 11, 2007 and M&P was appointed as the Company's new independent registered public accounting firm for the year ended December 31, 2007.

     Pertaining to the year ending December 31, 2007, GGK had a continuing relationship with RSM McGladrey, Inc. ("RSM") from which it leased auditing staff who are full-time, permanent employees of RSM and through which its partners provided non-audit services. GGK has no full-time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

     Representatives of M&P are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so. If the stockholders do not ratify the appointment of this firm, the appointment of another firm of independent certified public accountants will be considered by the Board of Directors.

AUDIT  FEES  AND  AUDIT  RELATED  FEES

     In accordance with the Audit Committee's charter and pursuant to SEC rules, the Audit Committee reviewed all services performed by M&P and GGK for the Company in its fiscal years ended December 31, 2008 and 2007, within and outside the scope of their quarterly and annual auditing function. The aggregate fees billed and to be billed by the Company's independent auditors for each of the last two fiscal years are as follows:
                                       December 31, 2007       December 31, 2008
                                       -----------------       -----------------

Audit  fees  -  McGladrey & Pullen, LLP     $145,000            $    247,000

Audit  fees  -  Goldstein
    Golub  Kessler  LLP                     $ 46,000            $       0

Audit  related  fees  -
      McGladrey  &  Pullen,  LLP            $ 64,000            $     78,000

Tax  fees                                   $ 29,000            $     35,000

All  other  fees  -
    Goldstein  Golub  Kessler  LLP          $ 32,000            $       0

Audit fees consist of fees related to professional services rendered during 2008 and 2007 in connection with the audit of our annual financial statements, the review of interim financial statements included in each of our Quarterly Reports on Form 10-Q, and other professional services provided by our registered public accounting firm in connection with statutory or regulatory filings or engagements.

Audit-related fees were for audit and due diligence work related to the acquisition of Integrated Consulting Services, Inc. ("ICS") for the year December 31, 2007.


AUDIT COMMITTEE PRE-APPROVAL POLICY

     M&P was retained to audit the consolidated financial statements for the years ended December 31, 2008 and 2007. In addition, M&P and GGK were retained to provide other auditing and advisory services in the 2008 and 2007 fiscal years. M&P and GGK have to maintain objectivity and independence in their audit of the financial statements. To minimize relationships that could appear to impair the objectivity of M&P and GGK, the Audit Committee has restricted the non-audit services that M&P and GGK and its aligned company may provide to primarily tax services and merger and acquisition due diligence and audit services, and has determined that we would obtain even these non-audit services from M&P and GGK and/or its aligned company only when the services offered by M&P and GGK and its aligned company are more effective or economical than services available from other service providers.

     The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by M&P and GGK or any other accounting firms. Specifically, the audit committee has pre-approved the use of M&P and GGK and its aligned company for specific types of services within the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; and reviews and procedures that are requested of M&P and GGK. In each case, the Audit Committee has also set a specific annual limit on the amount of such services which we would obtain from M&P and GGK, and has required management to report the specific engagements to the Committee on a quarterly basis and to obtain specific pre-approval from the Audit Committee for all engagements.

     THE BOARD OF DIRECTORS DEEMS THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE AUDITORS FOR THE COMPANY TO BE IN THE COMPANY'S BEST INTEREST AND RECOMMENDS A VOTE "FOR" SUCH RATIFICATION.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company's equities are required by the regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.



     STOCKHOLDER  PROPOSALS

     No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless such person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with such person's name, address, the number of shares held by such person and the dates upon which such person acquired such shares with documentary support for a claim of beneficial ownership and a statement that such person intends to continue to hold the shares through the date of the meeting, (c) notifies the Company of such person's intention to appear personally at the meeting or by a qualified representative under Delaware law to present such person's proposal for action, and (d) submits such person's proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's executive offices at 80 Cabot Court, Hauppauge, New York 11788 no later than January 21, 2010. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words including any accompanying statement. A supporting statement is required if requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the SEC's rules relating to the solicitation of proxies. The Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy if the foregoing eligibility or procedural requirements are not met or some other bases such as the proposal deals with a matter relating to the Company's ordinary business operations.

                   DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

     As permitted by applicable law, only one copy of this proxy statement and annual report is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement or the Company's annual report.

The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement and/or the Company's annual report to any stockholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788, or by telephone at (631) 435-8300.

Stockholders who share an address can request the delivery of separate copies of future proxy statements or the Company's annual report upon written request which should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788 or by telephone at (631) 435-8300.

Stockholders who share an address can request the delivery of a single copy of this proxy statement or a single copy of the Company's annual report upon written request. Such request should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788 or by telephone at (631) 435-8300.


                        AVAILABILITY OF PROXY MATERIALS
     The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2008, are available at www.Orbitintl.com. Instead of receiving future copies of our Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K by mail, shareowners of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

THE COMPANY UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, ORBIT INTERNATIONAL CORP., 80 CABOT COURT, HAUPPAUGE, NEW YORK 11788.


























                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
             OF THE BOARD OF DIRECTORS OF ORBIT INTERNATIONAL CORP.

     The Audit Committee is appointed by the Board of Directors (the "Board") to assist the Board in its oversight responsibilities. The Audit Committee shall, through regular reports to the Board, (1) monitor the integrity of the Company's financial statements of the Company, (2) monitor the Company's compliance with legal and regulatory requirements, (3) monitor the independence and performance of the Company's internal and independent auditors.

     The Audit Committee shall have the authority to retain any special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Audit Committee may conduct any investigation necessary to fulfilling its responsibilities and may request any officer or employee of the Company or the Company's outside counsel or independent auditor to meet with any members of, or consultants to, the Committee.

     THE AUDIT COMMITTEE SHALL MEET AT LEAST ONCE EACH FISCAL YEAR AND MORE FREQUENTLY IF CIRCUMSTANCES DICTATE.
     AUDIT COMMITTEE SHALL MEET AT LEAST ONCE EACH FISCAL YEAR AND MORE FREQUENTLY IF CIRCUMSTANCES DICTATE.
     MEMBERSHIP  OF  THE  COMMITTEE
of the Committee
----------------
     The members of the Audit Committee shall be appointed by the Board. The Audit Committee shall be comprised of not less than two members of the Board, each of whom shall meet the independence, experience and all other requirements of the Nasdaq National Market. If the Audit Committee shall be comprised of three or more members of the Board, then at least a majority of such committee members must meet the independence requirements as stated in NASD Rule 4310(c)(26)(B).

     RESPONSIBILITIES  AND  DUTIES
and Duties
----------
The Audit Committee shall:

1. Review and reassess the adequacy of this Charter at least annually and submit the charter to the Board with any recommended changes to the Board for approval.

2. Recommend to the Board the appointment of the independent auditor, evaluate with the Board the performance of the independent auditor, and approve any discharge of any independent auditors when circumstances warrant.

3. Approve the fees and any other significant compensation to be paid to the independent auditor, who is ultimately accountable to the Audit Committee and the Board.

4. Review and discuss with the independent auditor the auditor's independence consistent with Independence Standards Board Standard 1, and, if it so determines, recommend that the full Board take appropriate action to oversee the independence of the auditor.
5. Review the independent auditor's audit plan regarding the planning, scope and staffing of the audit.


6. Review with management, independent auditor, and internal auditors the Company's financial reporting processes and controls, including significant financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Review with management, independent auditor, and internal auditors significant financial reporting findings and judgments made during, or in connection with, preparation of the Company's financial statements.

8. Review the Company's annual audited financial statements to be included in the Company's Annual Report on Form 10-K with management and independent auditor prior to filing or distribution. Review shall include any significant issues regarding accounting and auditing principles, practices, and judgments as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

9. Review with management and independent auditor the Company's quarterly financial results prior to the release of earnings and filing and distribution of its Form 10-Q.

10. Review significant recommended changes to the Company's auditing and accounting principles and practices by management, independent auditor, or internal auditors.

11. Obtain from the independent auditor verification that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

12. Prepare an annual report to shareholders to be included in the Company's proxy statement as required by the Securities and Exchange Commission

13. Discuss with the independent auditor matters required to be communicated to audit committees in accordance with AICPA SAS 61.

14. Review the organizational structure, plan, and budget of the internal audit department.

15. Review the appointment, performance, and replacement of the senior internal auditing executive.

16. Review the internal auditing committee's significant reports to management and the management's responses.

17. Review with Company counsel any legal matters that may have a significant impact on the Company's financial statements, the Company's compliance with applicable laws, and any significant reports or inquiries received from governmental and regulatory agencies.

1040898.4
 18. Obtain reports from management, the Company's senior internal auditing executive, and the independent auditor that the Company's subsidiary and foreign affiliated entities are in compliance with any applicable legal requirements.

19. Review self-assessment of audit committee performance and report to the Board on significant results of foregoing activities.

20. Meet during annual and separate executive meetings with the independent auditor, senior internal auditing executive, and chief financial officer.

21. Perform any other activities deemed appropriate by the Board and consistent with this Charter, the Company's by-laws, and governing laws.

     The Audit Committee has the responsibilities established in this Charter and is not responsible 1) to plan or conduct audits, 2) to verify that the Company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles, 3) to resolve disagreements between management, internal auditors, and the independent auditor, or 4) to assure compliance with laws and regulations.

                                   APPENDIX B

                           ORBIT INTERNATIONAL CORP.
                2009 INDEPENDENT DIRECTORS INCENTIVE STOCK PLAN
       (Approved and adopted by the Board of Directors on March 5, 2009)
                              STATEMENT OF PURPOSE
     The Orbit International Corp. 2009 Independent Directors Incentive Stock Plan is intended to afford an incentive to non-employee directors retained by Orbit International Corp. (the "Company") and its subsidiaries and affiliates to acquire a proprietary interest in the Company and to enable the Company and its subsidiaries and affiliates to attract and retain such persons.

                                  DEFINITIONS

For purposes of the Plan, the following terms are defined as set forth below:

a.     "Award" means a Stock Option, Stock Appreciation Right or Restricted
Stock.

b.     "Board" means the Board of Directors of the Company.

c.     "Change of Control" has the meaning set forth in Section 4.2.1.

d. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

e.     "Committee" means the Committee referred to in Section 3.1.

f. "Common Stock" means common stock, par value $.10 per share, of the Company.

g.     "Company" means Orbit International Corp., a Delaware corporation.

h. "Eligible Persons" means the Eligible Persons referred to in Section 2 of the Plan.

i. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

j. "Fair Market Value" means, as of any given date, (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the Over-The-Counter Bulletin Board (the "OTCBB") maintained by FINRA; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and closing bid and asked prices are not furnished by the OTCBB, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the Pink Sheets, LLC ("Pink Sheets") or similar organization; and (iv) if the stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the Common Stock are not furnished by the OTCBB, Pink Sheets or a similar organization, the value established in good faith by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Common Stock in the hands of the Eligible Person.

     Notwithstanding the foregoing, for purposes of granted Non-Qualified Stock Options or Stock Appreciation Rights, Fair Market Value of Common Stock shall be determined in accordance with the requirements of Code Section 409A, consistent with the provisions of Treasury Department Regulations 1.409A-1(b)(5)(iv)(A).

k. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

l. "Performance Goals" means the performance goals established by the Committee in connection with the grant of Restricted Stock.

m. "Plan" means the Orbit International Corp. 2009 Independent Directors Incentive Stock Plan, as set forth herein and as hereinafter amended from time to time.

n. "Qualified Performance-Based Award" means an Award of Restricted Stock designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

o.     "Restricted  Stock"  means  an  Award  granted  under  Section  6.

p.     "Stock  Appreciation  Right"  means  an  Award  granted  under Section 5.

q.     "Stock  Option"  means  an  Award  granted  under  Section  4.

r. "Subsidiary" shall have the meaning given to the term "Subsidiary corporation" in Section 424(f) of the Code.

s. "Termination of Service" means the termination of the participant's service as a director of the Company or any of its Subsidiaries. A participant who is a director of a Subsidiary shall also be deemed to incur a Termination of Service if the Subsidiary ceases to be such a Subsidiary, and the participant does not immediately thereafter become a director of the Company or another Subsidiary. Temporary absences from service because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries shall not be considered Terminations of Service. If so determined by the Committee, a participant shall be deemed not to have incurred a Termination of Service if the participant enters into a contract with the Company or a Subsidiary providing for the rendering by the participant of consulting services to the Company or such Subsidiary on terms approved by the Committee; however, Termination of Service of the participant shall occur when such contract ceases to be in effect.


     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.





                             STATEMENT OF THE PLAN

1.     SHARES SUBJECT TO THE PLAN.

     Subject to the provisions of Section 7, the maximum number of shares which may be issued under the Plan shall be one hundred thousand (100,000) shares of Common Stock, par value $.10 per share, of the Company (the "Shares"). The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of outstanding Awards granted under the Plan. The Shares subject to the Plan shall be either authorized and unissued shares or treasury shares of Common Stock. If any Award is forfeited, or if any Stock Option (and related Stock Appreciation Right, if any) terminates, expires or lapses for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Stock Appreciation Right is exercised for cash, the unpurchased Shares subject to such Awards shall again be available for distribution under the Plan. No more than 40% of the shares of Common Stock available for grant under the Plan as of the first day of any calendar year in which the Plan is in effect shall be utilized in that fiscal year for the grant of Awards in the form of Restricted Stock.

2.     ELIGIBILITY.

     Awards may be granted only to directors of the Company who are not employees of the Company or its Subsidiaries, to the extent not prohibited by law ("Eligible Persons"). As used in this Plan, the term "Subsidiaries" shall include Subsidiaries of a Subsidiary.

3.     ADMINISTRATION OF THE PLAN.

     3.1. The Plan shall be administered by either the full Board of Directors or by a committee (either the full Board or the committee is referred to hereinafter as the "Committee") composed of at least two employee directors, each of whom shall be a disinterested person under the Plan, which Committee shall be appointed by and serve at the pleasure of the Board. Within the limits of the express provisions of the Plan, the Committee shall have the authority to determine, in its absolute discretion, (i) the individuals to whom, and the time or times at which Awards shall be granted, (ii) whether and to what extent
Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder, (iii) the number of Shares to be covered by each Award granted hereunder, (iv) subject to Sections 4.7 and 6.3(G), the terms and conditions of any Award granted hereunder including, but not limited to, the option price, any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any Subsidiary), and any vesting, acceleration, forfeiture or waiver regarding any Award and the shares of Common Stock relating thereto, (v) modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to, Performance Goals; provided, however,
                                                              --------  -------
that the Committee may not adjust upwards the amount payable with respect to Qualified Performance-Based Awards or waive or alter the Performance Goals associated therewith or cause such Restricted Stock to vest earlier than permitted by Section 6.3(H), and (vi) under what circumstances an Award may be settled in cash or Common Stock under Sections 6.3(B) and 10.2, provided,
                                                                       --------
however,  that  the  Committee  shall not have such power to the extent that the
-------
mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A. In making such determinations, the Committee may take into account such factors as the Committee, in its absolute discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option instruments or agreements (which need not be identical) and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Section 3.1 shall be conclusive. Any determination by a majority of the members of the Committee shall be deemed to have been made by the whole Committee.

     3.2. Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by such member, or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the members may have as directors or otherwise under the By-laws of the Company, any agreement or vote of stockholders or disinterested directors or otherwise.

4.     STOCK  OPTIONS.

     Stock Options may be granted alone or in addition to other Awards. Stock Options granted hereunder can only be Non-Qualified Stock Options. Any Stock Option granted hereunder shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

     4.1. Stock Option Exercise Price. Subject to adjustments in accordance with Sections 7 and 8, the exercise price of each Stock Option granted under the Plan shall be set forth in the applicable Option Agreement, but in no event shall such price be less than the Fair Market Value of the Shares subject to the Stock Option on the date the Stock Option is granted. The Fair Market Value of the Shares shall be determined in good faith by the Committee, with the approval of the Board, in accordance with the Plan and in accordance with the requirements of Code Sections 409A and the Treasury Regulations thereunder.

     4.2     Exercise  of  Stock  Options.

     4.2.1. Subject to the provisions in this Section 4.3 and in Section 9, Stock Options may be exercised in whole or in part. The Committee, in its absolute discretion, shall determine the time or times at which any Stock Option granted under the Plan may be exercised; provided, however, that each Stock
Option:

          (A) shall be exercisable by a participant only if such participant was an Eligible Person at all times beginning from the date of the grant of the Option to a date not more than three months (except as otherwise provided in Section 8) before exercise of such Stock Option;

          (B) may not be exercised prior to the expiration of at least one year from the date of grant except in the case of the death or disability of the participant or otherwise with the approval of the Committee or the Board of Directors or, if the option agreement evidencing such Stock Option so provides, upon a "Change of Control" as defined below;

          (C) shall expire no later than the expiration of ten years from the date of its grant; and



          (D) shall not be exercisable by a participant until such participant executes and delivers a written representation to the effect that such participant is acquiring the Common Stock for investment and not with the intent of distributing the same (unless such Common Stock shall be appropriately registered under the Securities Act of 1933, as amended, or exempt from registration thereunder).

     A  "Change  of  Control"  as used in this Section 4.3 shall mean any of the
         -------------------
following:

          (i) any consolidation, merger or sale of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's stock would be converted into cash, securities or other property; or

          (ii) the stockholders of the Company approve an agreement for the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

          (iii) any approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

          (iv) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act of an aggregate of 30% or more of the voting power of the Company's outstanding voting securities by any single person or group (as such term is used in Rule 13d-3 under the Exchange Act) during the 12-month period ending on the date of the latest acquisition, unless such acquisition was approved by the Board of Directors prior to the consummation thereof); or

          (v) the appointment of a trustee in a Chapter 11 bankruptcy proceeding involving the Company or the conversion of such a proceeding into a case under Chapter 7.

     4.2.2. Stock Options granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal offices (to the attention of the Secretary) of written notice of the number of Shares with respect to which the Stock Option is being exercised, accompanied by payment in full of the Stock Option exercise price of such Shares. The exercise price shall be payable in cash by a certified or bank check or such other instrument as the Company may accept; provided, however, that in lieu of payment in cash, a
                       --------   -------
participant may, with the approval of the Company's Board and on the recommendation of the Committee, pay for all or part of the Shares to be purchased  upon  exercise  of  such  participant's  Stock  Option  by:

          (A) tendering to the Company shares of the Company's Common Stock owned by such participant and having a Fair Market Value (as determined pursuant to Section 4.1) equal to the exercise price (or the balance thereof) applicable to such participant's Stock Option; or

          (B) complying with any exercise and sell (or cashless exercise) program which the Company has established with a broker-dealer.



     4.2.3. The holder of an option shall have none of the rights of a stockholder with respect to the Shares covered by such holder's option until such Shares shall be issued to such holder upon the exercise of such holder's option.

     4.3. Termination of Service. In the event that the service of an individual to whom a Stock Option has been granted under the Plan shall terminate (otherwise than by reason of such individual's death or total disability, or for cause), such option may be exercised (if and to the extent that such individual was entitled to do so at the date of termination of such individual's service) at any time within twelve months after such termination, but in no event after the expiration of the term of the option. No option granted under the Plan may be exercised by a participant following termination of such participant's service for cause. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If the service of an individual to whom a Stock Option has been granted under the Plan shall be suspended pending an investigation of whether or not the individual shall be terminated for cause, all of the individuals rights under any option granted hereunder likewise shall be suspended during the period of investigation.

     4.4. Death or Total Disability of a Stock Option Holder. In the event of the death or total disability of an individual to whom a Stock Option has been granted under the Plan (i) while serving as an Eligible Person; or (ii) within three months after the termination of such service, other than for cause, such option may be exercised (if and to the extent that the deceased individual was entitled to do so at the date of such individual's death or total disability) by a legatee or legatees of such participant under such individual's last will and testament or by such individual's personal representatives or distributees, at any time within twelve months after such individual's death or total disability, but in no event after the expiration of the term of the option.

     As used in this Plan, the term "total disability" refers to a mental or physical impairment of the individual which has lasted or is expected to last for a continuous period of twelve months or more and which causes the individual to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform such individual's duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Committee.

     4.5. Non-transferability of Stock Options. A Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution and is exercisable during the lifetime of the Eligible Person only by such Eligible Person or such Eligible Person's guardian or legal representative. Notwithstanding the foregoing, the Committee shall have discretionary authority to grant Stock Options which will be transferable to members of a participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. A transferred option would be subject to all of the same terms and conditions as if such option had not been transferred. Upon any attempt to transfer a Stock Option granted under this Plan otherwise than as permitted hereunder, or upon the levy of attachment or similar process upon such option, such option shall automatically become null and void and of no further force and effect.

     4.6. Evidence of Stock Option Grant. Each option granted pursuant to the Plan shall be evidenced by an agreement (the "Option Agreement") which shall clearly identify the status of the Stock Options granted thereunder. The Option Agreement shall comply in all respects with the terms and conditions of the Plan and may contain such additional provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable.

5.     STOCK  APPRECIATION  RIGHTS

     5.1. Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

     A Stock Appreciation Right may be exercised by a participant in accordance with Section 5.2 by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the participant shall be entitled to receive an amount determined in the manner prescribed in Section 5.2. Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     5.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (A) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 4 and this Section 5.

          (B) Upon the exercise of a Stock Appreciation Right, a participant shall be entitled to receive an amount in cash, shares of Common Stock or both, in value equal to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (C) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 4.5.

          (D) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
Section 1 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

          (E) Except in connection with a change in capitalization, the price at which Stock Appreciation Rights may be exercised, shall not be reduced to less than the Fair Market Value on the date such Stock Appreciation Rights were granted.

6.     RESTRICTED  STOCK

     6.1. Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Eligible Person, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 6.3.



     6.2. Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Eligible Person and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Orbit International Corp.
2009 Independent Directors Incentive Stock Plan and a Restricted Stock
Agreement.
Copies of such Plan and Agreement are on file at the offices of Orbit International Corp.,
80 Cabot Court, Hauppauge, NY  11788."

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     6.3. Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

     (A) The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee may also condition the grant or vesting thereof upon the continued service of the participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a
               --------  -------
Qualified Performance-Based Award, the applicable Performance Goals have been satisfied and further, provided, however, that the Committee shall not have such
              -------  --------  -------
power to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A.

(B) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 6.3(F), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided, however, that the foregoing shall not prevent a participant
        --------   -------
from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options.





(C) Except as provided in this Section 6.3(C) and Sections 6.3(A) and 6.3(B) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends. If so determined by the Committee in the applicable Restricted Stock Agreement, (i) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends; and (ii) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

(D) Except to the extent otherwise provided in the applicable Restricted Stock Agreement or Sections 6.3(A), 6.3(B), 6.3(E) or 8.1(D), upon a participant's Termination of Service for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

(E) Except to the extent otherwise provided in Section 8.1(D), in the event that a participant retires or such participant's employment is involuntarily terminated, the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of such participant's shares of Restricted Stock.

(F) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

(G) Each Award shall be confirmed by, and be subject to, the terms of a Restricted Stock Agreement.

(H) Notwithstanding the foregoing, but subject to the provisions of Section 8 hereof, no Award in the form of Restricted Stock, the vesting of which is conditioned only upon the continued service of the participant, shall vest earlier than the first anniversary of the date of grant, and no award in the form of Restricted Stock, the vesting of which is conditioned upon the attainment of a specified Performance Goal or Goals, shall vest earlier than the first anniversary of the date of grant thereof.

7.     ADJUSTMENTS  UPON  CHANGE  IN  CAPITALIZATION.

In the event of changes in the outstanding shares of Common Stock of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares available under the Plan, the number and class of Shares or the amount of cash or other assets or securities available upon the exercise of any Award granted hereunder and the number of Shares to be issued pursuant to an Award shall be correspondingly adjusted, to the end that the participant's proportionate interest in the Company, any successor thereto or in the cash, assets or other securities into which Shares are converted or exchanged shall be maintained to the same extent, as near as may be practicable, as immediately before the occurrence of any such event. All references in this Plan to "Common Stock" from and after the occurrence of such event shall be deemed for all purposes of this Plan to refer to such other class of shares or securities issuable upon the exercise or payment of Awards granted pursuant hereto.

8.     MATERIAL  TRANSACTION,  LIQUIDATION  OR  DISSOLUTION  OF  THE  COMPANY.

     8.1. In the event of a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the assets of the Company to another person or entity (each a "Material Transaction"), unless otherwise provided in the Option Agreement, the Committee shall:

     (A) provide for the assumption of outstanding Awards, or the substitution of outstanding Awards for new Awards, for equity securities of the surviving, successor or purchasing corporation, or a parent or Subsidiary thereof, with appropriate adjustments as to the number, kind, vesting and prices of Shares subject to such Awards, as determined in good faith by the Board in its sole discretion, or

(B) provide that the vesting of each outstanding Stock Option and Stock Appreciation Right shall automatically be accelerated so that 100% of the unvested Shares covered by such Award shall be fully vested upon the consummation of the Material Transaction, and

     (i) provide notice to Participants that all outstanding Stock Options must be exercised on or before a specified date (which date shall be at least ten days from the date of notice), after which the Stock Options and Stock Appreciation Rights shall terminate; or

     (ii) terminate each outstanding Stock Option and Stock Appreciation Right in its entirety and exchange such Award for a payment of cash, securities and/or property equal to the Fair Market Value of the Common Stock into which such Award convertible, less the exercise price for such Award.

(C) provide that the restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable, and

(D) the Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes.

     Notwithstanding the foregoing, for purposes of Sections 8.1(A), 8.1(B), 8.1(C) and 8.1(D), the Committee shall not have any of the foregoing powers to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A.

8.2. In the event of the dissolution or liquidation the Company, whether voluntary or otherwise, that is not a Material Transaction, all outstanding unexercised Stock Options and Stock Appreciation Rights must be exercised, if at all, within the ninety day period commencing on the date specified in Section
8.3 below. All such Awards which become exercisable during the ninety day period commencing on the date specified in Section 8.3 below, shall terminate at the end of such ninety day period to the extent not exercised prior thereto.




8.3. The date specified in this Section 8.3 is the date of the earliest to occur of the following events:

     (i) the entry, in a court having jurisdiction, of an order that the Company be liquidated or dissolved;

(ii) adoption by the stockholders of the Company of a resolution resolving that the Company be liquidated or dissolved voluntarily; or

(iii) adoption by the stockholders of the Company of a resolution to the effect that the Company cannot, by reason of its liabilities, continue its business and that it is advisable to liquidate or dissolve the Company. Notwithstanding anything herein to the contrary, in no event may any option granted hereunder be exercised after the expiration of the term of such option.

9.     FURTHER  CONDITIONS.

Each Award granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine, in its absolute discretion, that it is necessary or desirable as a condition of, or in connection with the grant and/or issuance of Award or the exercise thereof, to effect or obtain, as the case may be:
     (i) the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law;

(ii)     the  consent  or  approval  of  any  governmental  body;

(iii) any investment representation or agreement by the individual desiring to be issued or to exercise an Award granted under the Plan; or

(iv)     an  opinion  of  counsel  for  the  Company,

then, no Award may be issued or exercised, as the case may be, in whole or in part unless such listing, registration, qualification, consent, approval, investment or representation agreement or opinion shall have been effected or obtained, as the case may be, free of any condition not acceptable to the Board or the Committee.

10.     EXCHANGE  AND  BUYOUT  OF  AWARDS.

     10.1. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

10.2. The Committee may, at any time or from time to time, authorize the Company to buy from a participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the participant may agree.




11.     TERMINATION,  MODIFICATION  AND  AMENDMENT.

     11.1. The Plan (but not Awards previously granted under the Plan) shall terminate on, and no Awards shall be granted after, the tenth anniversary of its adoption by the Board; provided that the Board may at any time terminate the Plan prior thereto upon the adoption of a resolution of the Board.

11.2. The Board shall have complete power and authority to modify or amend the Plan in whole or in part and from time to time in such respects as it shall deem advisable; provided, however, that the Board shall not, without the approval of the votes represented by a majority of the outstanding Common Stock of the Company present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the Company's jurisdiction of incorporation or by the written consent of stockholders owning stock representing a majority of the votes of the Company's outstanding stock entitled to vote:

     (i) increase the number of Shares available for the grant of Awards under Section 1 of the Plan (except as provided in Section 7);

(ii) extend the term of the Plan or the period during which Awards may be granted or exercised;

(iii) reduce the Stock Option price below 100% of the Fair Market Value of the Shares issuable upon exercise of Stock Options at the time of the granting thereof, other than to change the manner of determining the Fair Market Value thereof;

(iv) alter the maximum number of Shares available for the grant of Awards in the form of Stock Options and Restricted Stock;

(v) materially increase the benefits accruing to participants under the Plan;

(vi) modify the requirements as to eligibility for participation in the Plan;

(vii)     modify  the  nature of the Awards which may be granted under the Plan;
and

(viii) alter the provisions set forth in Section 6.3(H) with respect to minimum vesting schedules relating to Awards in the form of Restricted Stock.

No termination or amendment of the Plan shall, without the consent of the individual participant, adversely affect the rights of such participant under an Award theretofore granted to such participant.

     11.3.     The  Board  may  amend  the  Plan at any time to comply with Code
Section 409A, the regulations promulgated thereunder and other Treasury or IRS guidance regarding or affecting Code Section 409A, provided that such amendment will not result in taxation to any Eligible Person under Code Section 409A. The Committee, to minimize or avoid any sanction or damages to an Eligible Person, or to any other person from a violation of Code Section 409A under the Plan, may undertake correction of any violation or participate in any available correction program, as described in Notice 2008-113 or other Treasury or IRS guidance.



12.     TAXES.

     12.1. Withholding. The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and employee Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. Other provisions of the Plan notwithstanding, only the minimum amount of Stock or cash deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld.

     12.2. Requirement of Notification of Code Section 83(b) Election. If any Participant shall make an election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code
Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States, such Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

13.     EFFECTIVENESS  OF  THE  PLAN.

The Plan shall become effective immediately upon its approval and adoption by the Board, subject to approval by a majority of the votes of the outstanding shares of capital stock of the stockholders of the Company cast at any duly called annual or special meeting of the Company's stockholders held within one year from the date of Board adoption and approval.

14.     DESIGNATION  OF  BENEFICIARY  BY  PARTICIPANT.

A participant may designate one or more beneficiaries to receive any rights and payments to which such participant may be entitled in respect of any option granted under the Plan in the event of such participant's death. Such designation shall be on a written form acceptable to and filed with the Committee. The Committee shall have the right to review and approve beneficiary designations. A participant may change the participant's beneficiary(ies) from time to time in the same manner as the original designation, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee. If no designated beneficiary survives the participant and is living on the date on which any right or amount becomes payable to such participant's beneficiary(ies), such payment will be made to the legal representatives of the participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Committee, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.



15.     CERTIFICATES.

All Shares delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall have the appropriately legend.

16.     SECURITIES  LAW  AND  OTHER  REGULATORY  COMPLIANCE.

     16.1. The issuance of Awards under the Plan will not be effective unless such issuance is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of issuance/grant and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:

     (i) obtaining any approvals from governmental agencies that the Committee determines are necessary or advisable; and/or

(ii) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Committee determines to be necessary or advisable.

     16.2. The Company will be under no obligation to register the Shares under the Securities Act of 1933, as amended, or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17.     NO  OBLIGATION  TO  EMPLOY.

The Plan shall not constitute a contract of employment and nothing in this Plan shall confer or be deemed to confer on any participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary or affiliate of the Company or limit in any way the right of the Company or any Subsidiary or affiliate of the Company to terminate the participant's employment or other relationship at any time, with or without cause.

18.     NON-EXCLUSIVITY  OF  THE  PLAN.

Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.



19.     MISCELLANEOUS  PROVISIONS.

     19.1. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Eligible Persons under the Plan, whether or not such Eligible Persons are similarly situated.

19.2. No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any option granted under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

19.3. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

19.4. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding the grant of Stock Options hereunder or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

19.5. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Awards granted under the Plan and any agreements in connection therewith, shall be governed by the substantive laws, but not the choice of law rules, of the State of New York.

     ORBIT  INTERNATIONAL  CORP.
     ANNUAL  MEETING  OF  STOCKHOLDERS  -  JUNE  19,  2009
     THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS


The undersigned stockholder in Orbit International Corp. (the "Corporation") hereby constitutes and appoints Dennis Sunshine, Bruce Reissman, and Mitchell Binder, and each of them, his/her/its true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on Wednesday, June 19, 2009, at 10:00 a.m., Eastern Daylight Savings Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE FOR DIRECTORS AND FOR PROPOSALS 2 AND 3.


     (Continued  and  to  be  signed  and  dated  on  the  other  side)

     Please  mark
your  votes
as  this
example


THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  1

1.     Election  of  Directors               FOR  All nominees          WITHHOLD
AUTHORITY
     listed  (except  as  marked     to  vote  for  all
to  the  contrary,  see          nominees  listed
instruction  below)          at  left


     Dennis  Sunshine,  Bruce  Reissman,
Mitchell  Binder,  Bernard  Karcinell,
Lee  Feinberg,  Sohail  Malad
and  Fredric  Gruder


     INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL
NOMINEE,  DRAW  A  LINE  THROUGH  THE  NAME  OF  THE  NOMINEE  ABOVE.

     THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  2.
2.     Proposal  to  approve  the  2009
     Independent  Directors  Incentive  Stock
Plan                         For                                  Against
Abstain





THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  3

3.     Proposal  to  ratify  McGladrey  &  Pullen,  LLP
as  independent  auditors.                        For
Against          Abstain





4. The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or  adjournment  thereof.


Dated     ,  2008

Signature(s)

Signature(s)

Please sign exactly as your name appears on the stock certificate and return this proxy immediately in the enclosed stamped self-addressed envelope.